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                                                                    EXHIBIT 23.2



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Reading International Inc. on Form S-8 of our report dated March 7, 2003, appearing in the Annual Report on Form 10-K of Reading International Inc. for the year ended December 31, 2002, which is part of the Registration Statement.

                                           /s/    DELOITTE & TOUCHE LLP



                                           Los Angeles, California
                                           January 15, 2004